EXHIBIT 99.1

Limelight Networks(R) Reports First Quarter 2011 Results

TEMPE, Ariz., May 5, 2011 (GLOBE NEWSWIRE) -- Limelight Networks, Inc. (Nasdaq:LLNW) ("Limelight") today reported first quarter 2011 financial results. Highlights included:

-- Revenue of $49.8 million

-- Cloud-based services comprised 33% of revenue:

  Mobile internet and tablet computing revenue growth approximately 300% year-over-year

  Online video platform growth approximately 100% year-over-year

  Site and application acceleration services growth exceeded 100% year over year

  Enterprise cloud storage growth exceeded 40% year-over-year

"Limelight is positioned at the intersection of three exciting trends – 1) the shift of video content and its accompanying advertising dollars online, 2) the explosive growth of mobile Internet and tablet computing, and 3) the migration of software application and IT services into the cloud. We are pleased with how this strategic positioning, our global scale and our investments in cloud-based services are leading to healthy growth," said Jeff Lunsford, chairman and chief executive officer. "Our cloud-based services, sold alongside our core delivery offerings, are primarily software-as-a-service offerings that enjoy the technical and operational benefits of running on Limelight's globally distributed high-performance computing, storage, and delivery platform. These services deepen our relationships with customers by helping them solve complex problems in the cloud more efficiently than they could with in-house solutions, thereby creating value within their businesses. With these Q1 results and the new Limelight Content Management solution we acquired and announced this week, we are pleased to report that we are tracking ahead of our previous plan for achieving our target operating model."

Financial Highlights

For the first quarter of 2011, the Company reported revenue of $49.8 million, up 38% percent from the first quarter 2010. The Company also reported adjusted EBITDA of $3.6 million and non-GAAP net loss, before share-based compensation, litigation expenses, amortization of intangible assets, and acquisition-related expenses, of $3.6 million or 3 cents per basic share. GAAP net loss was $9.8 million, or 9 cents per basic share.

Capital investments were $8.1 million in the quarter. The Company ended the quarter with no bank debt and approximately $135 million in cash and short-term marketable securities.

2011 Outlook

The Company anticipates second quarter revenue to be in the range of $51.8 to $53.2 million.

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	March 31, 2011	December 31, 2010
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$ 128,357	$ 56,741
Marketable securities	6,399	12,009
Accounts receivable, net of reserves of $6,527 and $7,295 at March 31, 2011 and December 31, 2010	38,641	41,940
Income taxes receivable	745	721
Prepaid expenses and other current assets	10,092	9,628
Total current assets	184,234	121,039
Property and equipment, net	56,238	54,407
Marketable securities, less current portion	1,612	1,755
Deferred tax asset, non-current	948	718
Goodwill	95,296	94,364
Other intangible assets, net	18,134	19,406
Other assets	10,984	6,951
Total assets	$ 367,446	$ 298,640

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$ 9,385	$ 12,236
Deferred revenue, current portion	6,084	6,877
Capital lease obligation, current portion	1,063	1,049
Other current liabilities	16,630	20,000
Total current liabilities	33,162	40,162
Capital lease obligation, less current portion	1,479	1,750
Deferred income tax, less current portion	1,281	598
Other long term liabilities	2,170	21
Total liabilities	38,092	42,531
Commitments and contingencies	--	--
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	--	--
Common stock, $0.001 par value; 150,000 shares authorized; 112,149 and 100,068 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	112	100
Additional paid-in capital	463,358	380,338
Contingent consideration	219	1,608
Accumulated other comprehensive income	1,749	329
Accumulated deficit	(136,084)	(126,266)
Total stockholders' equity	329,354	256,109
Total liabilities and stockholders' equity	$ 367,446	$ 298,640

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31, 2011	December 31, 2010	March 31, 2010	December 31, 2009

Revenue	$ 49,817	$ 55,243	$ 36,087	$ 33,625
Costs and operating expenses
Cost of revenue * †	29,412	29,966	20,983	22,167
General and administrative * †	10,764	11,621	8,893	10,066
Sales and marketing *	13,894	13,323	9,387	8,672
Research & development *	5,618	5,141	2,645	2,059
Total costs and operating expenses	59,688	60,051	41,908	42,964

Operating loss	(9,871)	(4,808)	(5,821)	(9,339)

Interest expense	(42)	(64)	(1)	(5)
Interest income	187	147	302	295
Other income (expense)	30	(105)	(25)	(146)

Loss before income taxes	(9,696)	(4,830)	(5,545)	(9,195)
Income tax expense	122	1,518	240	531

Net loss	$ (9,818)	$ (6,348)	$ (5,785)	$ (9,726)

Net loss per share:
Basic	$ (0.09)	$ (0.06)	$ (0.07)	$ (0.11)
Diluted	$ (0.09)	$ (0.06)	$ (0.07)	$ (0.11)

Shares used in per share calculations:
Basic	103,917	99,557	85,119	84,770
Diluted	103,917	99,557	85,119	84,770

* Includes share-based compensation (see supplemental table for figures)

† Includes depreciation (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2011	December 31, 2010	March 31, 2010	December 31, 2009
Supplemental financial data:
Share-based compensation:
Cost of revenues	$ 616	$ 614	$ 598	$ 642
General and administrative	1,544	1,691	1,835	1,801
Sales and marketing	1,244	1,234	1,206	1,236
Research and development	874	804	704	648
Total share-based compensation	$ 4,278	$ 4,343	$ 4,343	$ 4,327

Depreciation and amortization:
Network-related depreciation	$ 6,726	$ 6,387	$ 4,778	$ 5,352
Other depreciation and amortization	532	497	595	619
Amortization of intangible assets	1,423	1,458	171	33
Total depreciation and amortization	$ 8,681	$ 8,342	$ 5,544	$ 6,004

Net increase (decrease) in cash, cash equivalents and marketable securities	$ 65,863	$ (2,169)	$ (5,531)	$ 1,561

End of period statistics:
Approximate number of active customers	1,771	1,824	1,370	1,370
Number of employees	708	689	342	328

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2011	December 31, 2010	March 31, 2010	December 31, 2009

Cash flows from operating activities:
Net loss	$ (9,818)	$ (6,348)	$ (5,785)	$ (9,726)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	8,681	8,342	5,544	6,004
Share-based compensation	4,278	4,343	4,343	4,327
Deferred income tax benefit	(100)	(807)	--	--
Income tax expense related to business acquisition	--	1,899	--	--
Loss (gain) on foreign currency transactions	53	22	49	20
Loss (gain) on sale of property and equipment	--	(107)	89	--
Accounts receivable charges	233	(1,259)	1,169	774
Accretion of marketable securities	49	85	24	89
Changes in operating assets and liabilities:
Accounts receivable	3,013	(1,614)	(305)	555
Prepaid expenses and other current assets	(464)	(306)	685	(516)
Income taxes receivable	(119)	141	(53)	(424)
Other assets	(4,033)	611	(167)	917
Accounts payable	(1,217)	1,875	264	(6)
Deferred revenue	(793)	(2,588)	(3,105)	(1,506)
Other current liabilities	(2,978)	2,454	(2,081)	4,875
Other long term liabilities	84	(20)	--	--
Net cash (used in) provided by operating activities	(3,131)	6,723	671	5,383

Cash flows from investing activities:
Purchase of marketable securities	(1,410)	(1,039)	(16,755)	(25,500)
Sale of marketable securities	6,970	7,516	28,000	10,900
Purchases of property and equipment	(8,050)	(8,769)	(4,250)	(3,759)
Acquisition of business, net of cash acquired	--	--	(2,004)	--
Net cash (used in) provided by investing activities	(2,490)	(2,292)	4,991	(18,359)

Cash flows from financing activities:
Payments on capital lease obligations	(257)	(409)	--	--
Proceeds from exercise of stock options	415	1,486	27	34
Proceeds from secondary public offering, net	77,169	--	--	--
Payment of employee tax withholdings related to restricted stock	(234)	(948)	--	(286)
Net cash provided by (used in) financing activities	77,093	129	27	(252)
Effect of exchange rate changes on cash	144	(48)	97	290
Net increase (decrease) in cash and cash equivalents	71,616	4,512	5,786	(12,938)
Cash and cash equivalents, beginning of period	56,741	52,229	89,509	102,447
Cash and cash equivalents, end of period	$ 128,357	$ 56,741	$ 95,295	$ 89,509

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, amortization of intangibles and acquisition related expenses. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes and, depreciation and amortization. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for operational expenses that we do not consider reflective of our ongoing operations. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

  EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

  they do not reflect changes in, or cash requirements for, our working capital needs;

  they do not reflect the cash requirements necessary for litigation costs;

  they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;

  they do not reflect income taxes or the cash requirements for any tax payments;

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;

  while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and

  other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2011	December 31, 2010	March 31, 2010	December 31, 2009

GAAP net (loss) income	$ (9,818)	$ (6,348)	$ (5,785)	$ (9,726)

Share-based compensation	4,278	4,343	4,343	4,327
Litigation defense expenses	344	22	392	827
Acquisition related expenses	141	169	604	1,481
Amortization of intangibles	1,423	1,458	171	33

Non-GAAP net loss	$ (3,632)	$ (356)	$ (275)	$ (3,058)

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Income (Loss) to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2011	December 31, 2010	March 31, 2010	December 31, 2009

GAAP net (loss) income	$ (9,818)	$ (6,348)	$ (5,785)	$ (9,726)

Add: depreciation and amortization	8,681	8,342	5,544	6,004
Add: interest expense	42	64	1	5
Less: interest and other income (expense)	(217)	(42)	(277)	(149)
Add: income tax (benefit) expense	122	1,518	240	531

EBITDA	(1,190)	3,534	(277)	(3,335)

Add: share-based compensation	4,278	4,343	4,343	4,327
Add: litigation defense expenses	344	22	392	827
Add: acquisition related expenses	141	169	604	1,481

Adjusted EBITDA	$ 3,573	$ 8,068	$ 5,062	$ 3,300

Conference Call

At approximately 4:10 p.m. EDT (1:10 p.m. PDT), management will host a quarterly conference call for investors. Investors can access this call toll-free at 877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.llnw.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight Networks, Inc.

Limelight Networks, Inc. (Nasdaq:LLNW) provides solutions that enable business and technology decision makers to profit from the shift of content and advertising to the online world, the explosive growth of mobile and connected devices, and the migration of IT applications and services into the cloud. Approximately 1800 customers worldwide use Limelight's massively scalable software services to engage audiences, enhance brand presence, analyze viewer preferences, optimize advertising, manage and monetize digital assets, and ultimately build stronger customer relationships. For more information, please visit http://www.limelightnetworks.com or follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2011 Limelight Networks, Inc. All rights reserved. EyeWonder is a trademark of Limelight Networks, Inc. All product or service names are the property of their respective owners.

CONTACT: Paul Alfieri
         Limelight Networks, Inc.
         +1-646-875-8835
         palfieri@llnw.com